                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 CINEMARK, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                    DELAWARE                                   01-0687923
--------------------------------------------------      -----------------------
    (State of Incorporation or Organization)               (I.R.S. Employer
                                                          Identification no.)

  3900 DALLAS PARKWAY, SUITE 500, PLANO, TEXAS                  75093
--------------------------------------------------      -----------------------
    (Address of Principal Executive Offices)                 (Zip Code)

If this form relates to the registration        If this form relates to the registration of
of a class of securities pursuant to            a class of securities pursuant to Section
Section 12(b) of the Exchange Act               12(g) of the Exchange Act and is
and is effective pursuant to General            effective pursuant to General
Instruction A.(c), please check the             Instruction A.(d), please check the
following box. [X]                              following box. [ ]

Securities Act registration statement file number to which this form relates:    333-88618
                                                                              ---------------
                                                                              (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

                    Title of Each Class                          Name of Each Exchange on Which
                    to be so Registered                          Each Class is to be Registered
                    -------------------                          ------------------------------
          CLASS A COMMON STOCK, PAR VALUE $0.001                    NEW YORK STOCK EXCHANGE

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
--------------------------------------------------------------------------------
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of securities set forth in the section entitled "Description of Capital Stock" regarding the Class A Common Stock in the Registrant's Registration Statement on Form S-1/A (File No. 333-88618), initially filed with the Securities and Exchange Commission on May 17, 2002, as amended by Amendment No. 1 filed June 28, 2002 (the "REGISTRATION STATEMENT") and as subsequently amended by any amendments to the Registration Statement and by any form of prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, in connection with the Registration Statement, is incorporated herein by reference.

ITEM 2. EXHIBITS.

     NUMBER                                 EXHIBIT TITLE
     ------                                 -------------
       3.1            Amended and Restated Certificate of Incorporation of
                      Cinemark, Inc. filed with the Delaware Secretary of State
                      on June 25, 2002 (incorporated by reference from Exhibit
                      3.1 to the Registrant's Registration Statement on Form
                      S-1/A (File No. 333-88618) filed June 28, 2002).

       3.2            Bylaws of Cinemark, Inc. (incorporated by reference from
                      Exhibit 3.2 to the Registrant's Registration Statement on
                      Form S-1 (File No. 333-88618) filed May 17, 2002).

     4.1(a) Form of Class A common stock certificate (incorporated by reference from Exhibit 4.1(a) to the Registrant's
                      Registration Statement on Form S-1/A (File No. 333-88618) filed June 28, 2002).

       4.2            Amended and Restated Stockholders' Agreement, dated as of
                      June 25, 2002, by and among Cinemark, Inc. and certain stockholders party thereto (incorporated by reference from Exhibit 4.6 of the Registrant's Registration Statement on
                      Form S-1/A (File No. 333-88618) filed June 28, 2002).

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


                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                 CINEMARK, INC.


                                 By: /s/ MICHAEL D. CAVALIER
                                     -------------------------------------------
                                     Michael D. Cavalier
                                     Vice President--General Counsel, Secretary

Dated:  June 28, 2002



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


                                  EXHIBIT INDEX

     NUMBER                               EXHIBIT TITLE
     ------                               -------------

       3.1            Amended and Restated Certificate of Incorporation of
                      Cinemark, Inc. filed with the Delaware Secretary of State on June 25, 2002 (incorporated by reference from Exhibit
                      3.1 to the Registrant's Registration Statement on Form
                      S-1/A (File No. 333-88618) filed June 28, 2002).

       3.2            Bylaws of Cinemark, Inc. (incorporated by reference from
                      Exhibit 3.2 to the Registrant's Registration Statement on
                      Form S-1 (File No. 333-88618) filed May 17, 2002).

     4.1(a) Form of Class A common stock certificate (incorporated by reference from Exhibit 4.1(a) to the Registrant's
                      Registration Statement on Form S-1/A (File No. 333-88618) filed June 28, 2002).

       4.2            Amended and Restated Stockholders' Agreement, dated as of
                      June 25, 2002, by and among Cinemark, Inc. and certain stockholders party thereto (incorporated by reference from Exhibit 4.6 of the Registrant's Registration Statement on
                      Form S-1/A (File No. 333-88618) filed June 28, 2002).

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